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                                                                 Exhibit 99.1

                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(f) (1) (iii) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned agree that the Statement to which this Exhibit is attached is filed on behalf of each of them.


Date:  February  9, 1999


                                       /s/ Anita Subotnick
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                                       Anita Subotnick


                                       /s/ Stuart Subotnick
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                                       Stuart Subotnick